                               JOSEPH PULITZER

                                 PENSION PLAN












                     (As Amended Through December 31, 1994)


                                              TABLE OF CONTENTS

                                                                                                  Section
                                                                                                  -------
          ARTICLE I-DEFINITIONS

               Accrued Benefit...................................................................  1.01
               Actuarial Equivalent..............................................................  1.02
               Administrative Committee..........................................................  1.03
               Affiliate.........................................................................  1.04
               Annuity Starting Date.............................................................  1.05
               Beneficiary.......................................................................  1.06
               Break in Service..................................................................  1.07
               Board.............................................................................  1.08
               Code..............................................................................  1.09
               Company...........................................................................  1.10
               Compensation......................................................................  1.11
               Early Retirement Date.............................................................  1.12
               Employee..........................................................................  1.13
               Employer..........................................................................  1.14
               ERISA.............................................................................  1.15
               Hour of Service...................................................................  1.16
               Investment Committee..............................................................  1.17
               Monthly Compensation..............................................................  1.18
               Monthly 1965 Compensation.........................................................  1.19
               Normal Retirement Date............................................................  1.20
               Participant.......................................................................  1.21
               Plan..............................................................................  1.22
               Plan Year.........................................................................  1.23
               Retirement Benefit................................................................  1.24
               Spouse............................................................................  1.25
               Trust.............................................................................  1.26
               Trustee...........................................................................  1.27
               Year of Benefit Service...........................................................  1.28
               Year of Vesting Service...........................................................  1.29


          ARTICLE II - PARTICIPATION

               General Participation Requirements................................................  2.01
               Re-Employment Rules...............................................................  2.02






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
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          ARTICLE III - RETIREMENT AND DISABILITY BENEFITS

                                                                                               Section
                                                                                               -------
               Normal Retirement Benefit........................................................  3.01
               Special Benefit Accrual Provisions...............................................  3.02
               Rate of Accrual of Retirement Benefit............................................  3.03
               Late Retirement Benefit..........................................................  3.04
               Early Retirement Benefit.........................................................  3.05
               Maximum Benefit Provisions.......................................................  3.06
               Non-Duplication of Benefits......................................................  3.07
               Special Retirement Incentive Payments............................................  3.08


          ARTICLE IV - BENEFITS UPON TERMINATION OF EMPLOYMENT

               Vesting..........................................................................  4.01
               Deferred Vested Retirement Benefit...............................................  4.02
               Cashout of Accrued Benefit.......................................................  4.03


          ARTICLE V - FORM AND PAYMENT OF RETIREMENT BENEFITS

               Normal Form of Benefit...........................................................  5.01
               Waiver of Qualified Joint and
                    Survivor Annuity............................................................  5.02
               Forms of Payment.................................................................  5.03
               Commencement of Benefits.........................................................  5.04
               Special Distribution Rules.......................................................  5.05
               Suspension of Benefits...........................................................  5.06


          ARTICLE VI - DEATH BENEFITS

               Eligibility for Death Benefits...................................................  6.01
               Preretirement Survivor Annuity...................................................  6.02
               Cashout of Spouse's Annuity......................................................  6.03
               Time of Payment..................................................................  6.04
               Reduction of Benefits............................................................  6.05
               Waiver of Preretirement Survivor Annuity.........................................  6.06


          ARTICLE VII - TOP HEAVY PROVISIONS

               Effect of Top Heavy Status.......................................................  7.01
               Definitions and Special Rules....................................................  7.02


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
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          ARTICLE VIII - ADMINISTRATION OF PLAN

                                                                                               Section
                                                                                               -------
               Organization of Administrative Committee and
                    Procedural Matters.........................................................   8.01
               Powers of Administrative Committee..............................................   8.02
               Operation of Administrative Committee...........................................   8.03
               Organization of Investment Committee............................................   8.04
               Powers of Investment Committee..................................................   8.05
               Operation of the Investment Committee...........................................   8.06
               Resignation or Removal..........................................................   8.07
               Records and Reports.............................................................   8.08
               Expenses........................................................................   8.09
               Indemnification.................................................................   8.10
               Claim for Benefits..............................................................   8.11
               Review of Denied Claims.........................................................   8.12
               Standard of Judicial Review.....................................................   8.13


          ARTICLE IX - CONTRIBUTIONS AND TRUST FUND

               Employer Contributions..........................................................   9.01
               General.........................................................................   9.02
               No Diversion....................................................................   9.03
               Benefits Provided Solely by Trust Fund..........................................   9.04
               Return of Contributions.........................................................   9.05
               Appointment of Investment Manager...............................................   9.06


          ARTICLE X - AMENDMENTS AND TERMINATION

               Company May Amend Plan..........................................................  10.01
               Withdrawal of Participating Employer............................................  10.02
               Termination.....................................................................  10.03
               Distributions Upon Termination..................................................  10.04
               Restrictions on Benefits and Distributions......................................  10.05
               Statutory Merger/Consolidation Rule.............................................  10.06


          ARTICLE XI - MISCELLANEOUS

               No Rights Conferred.............................................................  11.01
               Benefits Limited to Trust Fund..................................................  11.02
               Spendthrift Provision...........................................................  11.03
               Payment to Minors or Incompetents...............................................  11.04
               Severability....................................................................  11.05
               Construction....................................................................  11.06
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                                     -iii-


                                JOSEPH PULITZER

                                  PENSION PLAN


        The Joseph Pulitzer Pension Plan (originally effective as of December 31, 1944) has been amended and restated in its entirety, and subsequently updated as herein set forth, all effective as of January 1, 1989 (unless and except to the extent otherwise specified or required) to reflect changes made after January 1, 1989 and to satisfy the applicable provisions of the Tax Reform Act of 1986, the Omnibus Budget Reconciliation Act of 1986, the Omnibus Budget Reconciliation Act of 1987, the Technical and Miscellaneous Revenue Act of 1988, the Omnibus Budget Reconciliation Act of 1989, the Unemployment Compensation Amendments of 1992, and the Omnibus Budget Reconciliation Act of 1993.


                                   ARTICLE I

                                  DEFINITIONS


        Wherever used herein, the masculine includes the feminine, the singular includes the plural, and the following terms have the following meanings unless a different meaning is clearly required by the context.
        1.01. "Accrued Benefit" means the amount of the Retirement Benefit earned by a Participant under Article III as of the determination date.
        1.02. "Actuarial Equivalent" means equality in value of the aggregate amounts expected to be received under different forms of payment based upon the following mortality and interest rate assumptions: (a) for determining the value of benefit forms other than a lump sum, an annual interest rate of 7% and mortality rates under a mortality table constructed from 80% of the male rates and 20% of the female rates from the 1971 Group Annuity Mortality Table; and (b) for determining lump sum values, mortality rates from the UP 84 Table (with no adjustments) and the immediate and deferred interest rates for determining lump sum distributions under terminating plans promulgated by the Pension Benefit Guaranty Corporation as of the first day of the calendar quarter in which the determination is made.
        1.03. "Administrative Committee" means the administrative committee appointed hereunder to administer the Plan.
        1.04. "Affiliate" means any entity (whether or not incorporated) which, by reason of its relationship with the Company, is required to be aggregated with the Company under Section 414(b), 414(c), 414(m) or 414(o) of the Code.
        1.05. "Annuity Starting Date" means the first day of the first period for which an amount is payable as an annuity, or, in the case of a benefit not payable in the form of an annuity, the first day on which all events have occurred which entitle the Participant to such a benefit.
        1.06. "Beneficiary" means any person entitled to receive benefit payments under the Plan upon a Participant's death which are not otherwise payable to the Participant's surviving Spouse. A Participant may designate a Beneficiary on such forms and in such manner as may be prescribed or permitted by the Administrative Committee. If no designated Beneficiary shall survive a deceased Participant, then the Beneficiary shall be deemed to be the deceased Participant's surviving Spouse, or, if none, the deceased Participant's estate.

        1.07. "Break in Service" means a Plan Year during which an individual does not complete more than 500 Hours of Service (390 in the case of regular part time Employees, and zero in the case of mechanical priority substitute Employees). Solely for the purpose of determining whether a Break in Service occurs, an individual who is absent from work because of the individual's pregnancy, the birth of the individual's child, the adoption of a child by the individual, or the care of the individual's newborn or newly adopted child, will be credited with the Hours of Service which would otherwise have been credited in the Plan Year in which the absence from work begins if such crediting is necessary to prevent a Break in Service in that Plan Year or, if not, in the following Plan Year.
        1.08.     "Board" means the Board of Directors of the Company.
        1.09. "Code" means the Internal Revenue Code of 1986 as it now exists and as it is hereafter amended.
        1.10.     "Company" means Pulitzer Publishing Company.
        1.11. "Compensation" means all regular cash compensation paid by an Employer to an Employee during a Plan Year which is required to be reported as wages on the Employee's Form W-2, including such additional amounts (401(k) deferrals) which are not includable in the Employee's gross income during said Plan Year by reason of the application of Section 402(a)(8) of the Code, and excluding expense allowances, as well as bonuses, overtime pay, and other extraordinary or irregular payments (except commissions). For each Plan Year beginning after December 31, 1988, Compensation in excess of $150,000 (or such greater amount as may be permitted by Section 401(a)(17) of the Code) will be disregarded for all purposes under the Plan.

        1.12. "Early Retirement Date" means the first day of any month coinciding with or following the date the Participant attains age 55, but not age 65, and has completed at least 5 Years of Vesting Service.
        1.13.     "Employee" means a common-law employee of an Employer who is
(a) a guard employed on an hourly basis, or (b) a member of a unit of employees covered by a collective bargaining agreement, except to the extent that the members of such unit are designated in the agreement or otherwise by the Employer as being ineligible for participation in the Plan (including those listed on Schedule A). Individuals who are on an Employer's "temporary payroll" and individuals who are leased employees within the meaning of Section 414(n)(2) of the Code will be deemed not to be Employees for purposes of the Plan.
        1.14. "Employer" means the Company, and any Affiliate which adopts the Plan with the consent of the Board.
        1.15. "ERISA" means the Employee Retirement Income Security Act of 1974, as it now exists and as it is hereafter amended.
        1.16.     "Hour of Service" means the sum of:
                  (a) each hour for which an individual is directly or indirectly paid or entitled to payment by the Company or an Affiliate for the performance of services;
                  (b) each hour for which an individual is paid or entitled to payment directly or indirectly by the Company or an Affiliate on account of his or her absence due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or leave of absence, provided, however, that an individual shall be credited with no more than 501 Hours of Service in respect of any continuous period of absence; and
                         (c) any additional hours for which back pay is awarded or agreed to by an Employer, irrespective of mitigation of damages, which additional hours will be credited to the period or periods to which the award or agreement pertains rather than the period in which the award, agreement or payment is made
          (limited to 501 hours for a period during which the individual did not or would not have performed duties).

The provisions of Section 2530.200(b) of the regulations issued by the Department of Labor are incorporated herein by reference for purposes of computing and crediting Hours of Service for reasons other than the performance of duties. No Hours of Service will be taken into account in respect of a period described in Section 2500.200b-2(b)(3) of the Department of Labor regulations. Notwithstanding the foregoing, an individual will be credited with Hours of Service during a period of active duty with the armed forces of the United States (based upon the number of hours which would have been worked during that period) if he or she returns to active employment with the Company or an Affiliate and actually performs an Hour of Service within the period provided by law for the protection of his or her re-employment rights. If an individual incurs a Break in Service, his or her Hours of Service prior to the Break in Service will be disregarded for purposes of determining participation, vesting and Benefit accrual after the Break in Service unless and until he or she again completes at least 1,000 Hours of Service (390 Hours of Service in the case of regular part time Employees and one Hour of Service in the case of mechanical priority substitute Employees) in a Plan Year or in an eligibility computation period (described in Section 2.01), as the case may be, provided, however, that, if the individual incurs five consecutive
Breaks in Service before completing at least five Years of Vesting Service, then his or her Hours of Service prior to the Break in Service will be disregarded for all purposes hereof.
           1.17. "Investment Committee" means the investment committee appointed hereunder to oversee and monitor the investment of Plan assets.
           1.18. "Monthly Compensation" means, for each Plan Year, an amount equal to an Employee's Compensation divided by twelve, or, if less, the number of months during the Plan Year in which the Employee is credited with at least one Hour of Benefit Service.
           1.19. "Monthly 1965 Compensation" means a Participant's Monthly Compensation for 1965; provided, however, that, in the case of an Employee on an Employer's regular payroll, Monthly 1965 Compensation means the Employee's highest weekly Compensation during 1965 (or during such last year prior to 1965 in which he or she was an Employee) multiplied by 4.333.
           1.20. "Normal Retirement Date" means the later of the date a Participant attains age 65 or the fifth anniversary of the date he or she became a Participant.
           1.21. "Participant" means an Employee participating in the Plan in accordance with the provisions hereof.
           1.22. "Plan" means the pension plan as set forth herein and any amendments thereto.
           1.23. "Plan Year" means each twelve-month period (during the existence of the Plan) beginning January 1 and ending December 31.

        1.24. "Retirement Benefit" or "Benefit" means the retirement income which a Participant is receiving, or is or shall become entitled to receive under the Plan.
        1.25. "Spouse" means the person to whom a Participant is legally married on the Participant's Annuity Starting Date, or, if earlier, the date of the Participant's death.
        1.26. "Trust" means the trust established and maintained as part of the Plan.
        1.27. "Trustee" means the person or persons (including a corporation) appointed and acting as trustee of the Trust.
        1.28. "Year of Benefit Service" means a Plan Year in which a Participant is credited with at least 1,000 Hours of Service (390 Hours of Service in the case of regular part time employees and one Hour of Service in the case of mechanical priority substitute employees) as an Employee for an Employer. An Employee who is not credited with a Year of Benefit Service in the first or last Plan Year of his or her employment will be credited with a partial Year of Benefit Service for that Plan Year (or both Plan Years, as the case may be) based on a fraction, the numerator of which is the number of months during the Plan Year in which he or she completes at least one Hour of Service as an Employee, and the denominator of which is 12.
        1.29. "Year of Vesting Service" means a Plan Year in which an individual is credited with at least 1,000 Hours of Service (390 Hours of Service in the case of regular part time employees and one Hour of Service in the case of mechanical priority substitute employees) for the Company or an Affiliate, whether or not as an Employee, excluding Hours of Service (if any) before the individual reaches age 18.

                                   ARTICLE II

                                 PARTICIPATION



        2.01. General Participation Requirements. An Employee will automatically be a Participant in the Plan on January 1, 1989 if he or she was a Participant on December 31, 1988. Except as otherwise provided in this Article, any other Employee will initially become a Participant on the first day of the month (after December 31, 1988) coincident with or next following the later of
(a) the last day of the first eligibility computation period during which he or she is credited with at least 1,000 Hours of Service (390 Hours of Service in the case of regular part time employees and one Hour of Service in the case of mechanical priority substitute employees), or (b) the date he or she reaches age
21. An individual's eligibility computation period is the twelve-month period beginning on the date he or she is first credited with an Hour of Service (or, if applicable, on the first date following a Break in Service on which he or she is credited with an Hour of Service) and any Plan Year beginning after that date.
        2.02. Re-Employment Rules. A former Employee who was a Participant and who again becomes an Employee will again become a Participant on the date as of which he or she is again credited with an Hour of Service as an Employee; provided, however, that, a nonvested former Participant whose prior Hours of Service are permanently disregarded (under the definition of "Hours of Service") will be treated as a new employee when he or she resumes employment and again completes an Hour of Service.


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


                                  ARTICLE III

                       RETIREMENT AND DISABILITY BENEFITS


                3.01. Normal Retirement Benefit. Except as otherwise provided in this Article III, the monthly Retirement Benefit payable under
Article V to a Participant who retires on or after the Participant's Normal Retirement Date shall be equal to the sum of (a) and (b), where --

                         (a) is the number of the Participant's Years of Benefit Service prior to 1966 (excluding the first 5 pre-1966 Years of Benefit Service or, if greater, all Years of Benefit Service completed before age 35) multiplied by the sum of (1) 1% of the first $550 of the Participant's Monthly 1965 Compensation, and (2) 1.25% of the Participant's Monthly 1965 Compensation in excess of $550, and

                         (b) is, for each Year of Benefit Service after 1965, the sum of (1) 1% of the first $550 of the Participant's Monthly Compensation, and (2) 1.5% of the Participant's Monthly Compensation in excess of $550;

provided, however, that, (x) if the Participant has completed more than 30 Years of Benefit Service (including Years of Benefit Service prior to 1966), only the last 30 will be taken into account, (y) if the Participant has completed more than 20 Years of Vesting Service, the Participant's monthly Retirement Benefit at or after his or her Normal Retirement Date will be no less than the greater of (1) $100, or (2) the amount by which 1/3 of the average of the Participant's Monthly Compensation for all post-1965 Years of Benefit Service exceeds $45, and (z) the Participant's monthly Retirement

Benefit will in no event be less than his or her Accrued Benefit (if any) as of December 31, 1988 under the terms of the Plan in effect on that date.
                    3.02.     Special Benefit Accrual Provisions.
                    (a) Typographical Union Local No. 8. The monthly Retirement Benefit payable to an Employee who is a member of Typographical Union Local No. 8, who holds priority on September 11, 1989, and who had completed at least 10 years of Plan participation as of December 31, 1985, will be equal to the greater of (1) the amount determined under Section 3.01, or (2) the sum of (A) and (B), where --
                    (A) is the number of the Participant's Years of Vesting Service prior to 1986 (excluding the first 5 Years of
          Vesting Service or, if greater, all Years of Vesting Service completed before age 35 if and to the extent such Years of Vesting Service end prior to 1966) multiplied by the sum of (1)
          1% of the first $550 of the average amount of the Participant's Monthly Compensation during his Years of Benefit Service from
          January 1, 1981 through December 31, 1985, and (2) 1.5% of said average amount of Monthly Compensation in excess of $550, and
                    (B) is, for each Year of Benefit Service after 1985, the sum of (1) 1% of the first $550 of the Participant's
          Monthly Compensation, and (2) 1.5% of the Participant's Monthly Compensation in excess of $550;
provided, however, that, if the Participant has completed more than 30
Years of Benefit Service, then only the last 30 will be taken into account.
                    (b) Globe-Democrat Publishing Company Division of the Herald Company. An individual who was employed on April 13, 1979 by the Globe-Democrat Publishing Company Division of the Herald Company (the "Globe-Democrat") and who, on or before May 7, 1979, became an Employee of the Company, shall, for purposes of participation, vesting and benefit accrual under the Plan, receive credit for service with the Globe-Democrat (and a predecessor company thereof), to the extent such individual's service was credited for those purposes under the Globe-Democrat's pension plan. An individual who was employed on February 27, 1984 by the Globe-Democrat, who was a participant in the Globe-Democrat Publishing Company Pension Plan on said date and who became an Employee on or after February 27, 1984 and before October 1, 1984, will also receive credit under this Plan for his or her service credited under said Pension Plan, provided, however, that the individual's Benefit under this Plan will be reduced by the value of the Benefit's payable to or with respect to such individual under said Pension Plan.

                3.03. Rate of Accrual of Retirement Benefit. At any point in time prior to a Participant's Normal Retirement Date, the Participant's Accrued Benefit (expressed as a monthly annuity commencing at the Participant's Normal Retirement Date) shall be equal to (a) multiplied by the sum of (b) plus (c), where --

                        (a) is a fraction, the numerator of which is the number of the Participant's Years of Benefit Service through the determination date, and the denominator of which is the total number of Years of Benefit Service for which the Participant could receive credit if his or her employment continued from the date his or her Plan participation began until his or her Normal Retirement Date;

                        (b) is the Retirement Benefit (expressed as a monthly annuity commencing at the Participant's Normal Retirement Date) computed as of the determination date pursuant to the Benefit formula set forth in Section 3.01 (or 3.02, as the case may be); and
                         (c) is the excess of (1) the projected Retirement Benefit which the Participant would earn under Section 3.01 (or
          3.02, as the case may be) at his or her Normal Retirement Date if his or her employment continued from the determination date with Monthly Compensation equal to the average of the Monthly
          Compensation during the Participant's ten most recent Years of Vesting Service (or, if the Participant has less than ten Years of Benefit Service as of the determination date, during the ten most recent years of Benefit Service and Vesting Service, or, if the Participant has less than ten years of Benefit Service and Vesting Service, during all of the Participant's Years of Vesting Service), over (2) the amount described in (b) above;
provided, however, that, where applicable, the Participant's Accrued
Benefit will not be less than the minimum Benefit calculated as of the determination date under Section 3.01.
          3.04. Late Retirement Benefit. The monthly Retirement Benefit payable to a Participant who retires after his or her Normal Retirement Date shall not be less than the Actuarial Equivalent of the monthly Retirement Benefit accrued by the Participant through his or her Normal Retirement Date.
          3.05. Early Retirement Benefit. The monthly Retirement Benefit payable under Article V to a Participant who retires on an Early Retirement Date shall be the Participant's Accrued Benefit calculated in accordance with Section
3.03 as of the date he or she retires, reduced by 1/180 for each of the first 60 months that the Participant's

Early Retirement Date precedes his or her Normal Retirement Date and by 1/360 for each additional such month.
        3.06. Maximum Benefit Provisions. No Benefit will be payable to a Participant or Beneficiary in excess of the benefit permitted to be paid under
Section 415 of the Code and the regulations thereunder. As long as the Employer maintains a defined contribution plan, the Participant's Accrued Benefit under this Plan will be reduced in lieu of a reduction in contributions or allocations under the defined contribution plan. For the purpose of applying
Section 415 of the Code, the limitation year will be the calendar year.
        3.07. Non-Duplication of Benefits. The Retirement Benefit payable under the Plan to a Participant shall be reduced by any other pension benefits payable to such Participant under any other qualified defined benefit plan which is maintained by the Company and/or any Affiliate or to which the Company and/or any Affiliate contributes, to the extent that such other benefits are accrued during a period of employment with an Employer during which the Participant also accrues a Benefit under the Plan, unless and except to the extent otherwise provided in a collective bargaining agreement covering the Participant's employment. When any such reduction is required, it shall be made by actuarially converting the value of the other pension benefits into a pension payable on the same basis and terms as the Benefit payable under the Plan.
        3.08. Special Retirement Incentive Payments. Notwithstanding anything to the contrary contained herein, a Participant's Retirement Benefit may be increased by the Company to reflect post-1983 amounts payable to the Participant as a result of his or her acceptance of an early retirement incentive offer made by the Company. The Administrative Committee will maintain appropriate records to reflect any such increase of a Participant's Retirement Benefit, and the Plan will be deemed to be amended accordingly upon the approval of such increase by the Board.

                                   ARTICLE IV
                    BENEFITS UPON TERMINATION OR EMPLOYMENT

        4.01. Vesting. A Participant will become fully vested in his or her Accrued Benefit upon the completion of five Years of Vesting Service. A Participant will have no vested interest in his or her Accrued Benefit before the completion of five Years of Vesting Service.
        4.02. Deferred Vested Retirement Benefit. A Participant who separates from the service of the Employer and Affiliates (for any reason other than death) before reaching his or her Early Retirement Date but after becoming vested in his or her Accrued Benefit will be entitled, on his or her Normal Retirement Date, to his or her Accrued Benefit calculated in accordance with
Section 3.03 as of the date of the separation from service. A Participant may elect to receive his or her vested Accrued Retirement Benefit on or after the Participant's Early Retirement Date, subject to the reductions set forth in
Section 3.05. A Participant's deferred vested Retirement Benefit will be payable in accordance with Article V.

        4.03. Cashout of Accrued Benefit. Notwithstanding any other provision of the Plan, if the Actuarial Equivalent of the vested Accrued Benefit of a separated Participant (or of an alternate payee under a qualified domestic relations order) does not exceed $3,500 (or such greater amount which may be cashed out without consent under Section 417(e) of the Code), then the Benefit will be paid to the Participant (or the alternate payee) in the form of an immediate lump sum. Any such payment shall be made as soon as practicable after the Participant's termination of service or retirement (or the date it would otherwise become payable under a qualified domestic relations order), and shall be in lieu of the Benefits otherwise payable hereunder. If a Participant receives a single sum cashout and later resumes employment covered under the Plan, then, except as otherwise required by applicable law, the Participant's Benefits upon a later termination of service will be computed without regard to the Compensation and Years of Benefit Service attributable to his or her prior period of service.

                                   ARTICLE V
                    FORM AND PAYMENT OF RETIREMENT BENEFITS

        5.01. Normal Form of Benefit. Unless a Participant elects an optional form of payment, his or her Retirement Benefit shall be payable in the form of a single life annuity, as described in Section 5.03(a), or, in the case of a Participant who is married on the Annuity Starting Date, in the form of a qualified joint and survivor annuity, as described in Section 5.03(b). 5.02. Waiver of Qualified Joint and Survivor Annuity.

        (a) Notice of Election. Within a reasonable time (but not more than 90 days) before the Annuity Starting Date, the Administrative Committee shall provide a Participant with a written explanation of (1) the terms and conditions of the qualified joint and survivor annuity, (2) the Participant's right to waive that form of payment and the effect of the waiver, (3) the rights of the Participant's Spouse with respect to the waiver, (4) the right to make, and the effect of, a revocation of a previous waiver, and (5) the relative values of the optional forms of payment of the Participant's Retirement Benefit.

        (b) Conditions of Waiver. A Participant may elect to waive the qualified joint and survivor annuity form of payment and to receive payment of his or her Retirement Benefit under another payment form only if the waiver is made within the 90-day period ending on the Participant's Annuity Starting Date. The waiver shall not take effect unless the Participant's Spouse consents to the waiver and to the designation of another Beneficiary and/or the election of another form of payment. The Spouse's consent must be in writing and the Spouse's signature must be witnessed by a notary public or an appropriate Plan official. Spousal consent will not be required if it is established to the satisfaction of the Administrative Committee that the Participant does not have a Spouse, that the Participant's Spouse cannot be located or that the Spouse's consent cannot be obtained because of other circumstances permitted by applicable law. Subject to applicable law, the Spouse's consent may provide that no further consent will be required if, before the Annuity Starting Date, the Participant elects a different form of payment and/or designates a different Beneficiary. An election to waive the qualified joint and survivor annuity form of payment may be revoked by a Participant at any time prior to the Annuity Starting Date.
        5.03. Forms of Payment. Subject to the provisions hereof with respect to mandatory single sum cashouts and mandatory qualified joint and survivor annuity payouts, a Participant may elect to receive his or her Retirement Benefits in one of the forms set forth below. Payments under each form shall be made in monthly installments. Payments under a form other than a single life annuity described in Section 5.03(a) shall be the Actuarial Equivalent of the single life annuity form of payment.
        (a) Life Annuity. Under this option, payment of monthly installments will be made to the Participant for the lifetime of the Participant and will cease upon the Participant's death.

        (b)       Qualified Joint and Survivor Annuity.   Under this option,
     payment of reduced monthly installments will be made to the Participant for the lifetime of the Participant. If the Participant predeceases his or her Spouse, payment of monthly installments equal to 50% of the

          Participant's monthly installments will continue to the Spouse for the Spouse's lifetime.
                         (c)  Joint and Survivor Annuity.  Under this
          option, payment of reduced monthly installments will be made to the Participant for the lifetime of the Participant. If the Participant predeceases his or her Beneficiary, payment of monthly installments equal to 50% or 100% of the Participant's monthly installments, as elected by the Participant prior to the Annuity Starting Date, will be made to the Beneficiary for the Beneficiary's lifetime.
                         (d) Ten Years Certain and Life Annuity. Under this option, which is available only to Participants who terminate employment after December 31, 1988, payment of reduced monthly installments will be made to the Participant for the Participant's lifetime. If the Participant dies before 120 monthly installments have been paid, then payment of the same monthly installments will be made to the Participant's
          Beneficiary until a total of 120 monthly installments have been paid. If, upon the Participant's death, there is no living designated Beneficiary, the commuted value of the unpaid installments shall be paid to the Participant's estate.
                         5.04.     Commencement of Benefits.  The payment of
Benefits to a Participant shall commence no later than 60 days after the close of the Plan Year in which the Participant reaches his or her Normal Retirement Date, or, if later, in which the Participant separates from service with the Employer and Affiliates. Notwithstanding anything to the contrary contained herein, distribution of a

Participant's Benefits must commence no later than the April 1 following the year in which the Participant attains age 70 1/2; provided, however, that, in the case of an active Participant who attained age 70 1/2 prior to January 1, 1988 and who is not a 5% owner (as defined in Section 416 of the Code), distribution need not commence until the April 1 of the year following the year in which the Participant actually retires.
        5.05.     Special Distribution Rules.
        (a) General. Except as otherwise provided in Section 5.03(b) (with respect to the payment of a qualified joint and survivor annuity), the provisions of this Section will apply to any distribution of a Participant's Benefit and will take precedence over any inconsistent provisions of the Plan. All benefit distributions must comply with Sections 401(a)(9) and (14) of the Code and regulations thereunder.
        (b) Payout Periods. Subject to the requirements of applicable law with respect to the incidentality of death benefits, payment of a Participant's Benefits, if not made in a single sum, shall be made over one of the following periods (or a combination thereof): (1) the life of the Participant, (2) the lives of the Participant and a designated Beneficiary, (3) a period not extending beyond the life expectancy of the Participant, or (4) a period not extending beyond the life expectancy of the Participant and a designated Beneficiary.
        (c) Benefits Payable on Death. If the distribution of a Participant's Benefit has begun in accordance with the preceding paragraph and the Participant dies, then the remaining Benefit, if any, payable to the deceased Participant's Beneficiary shall be distributed at least as rapidly as under the method of distribution in effect as of the Participant's date of death.

        5.06 Distributions Made on or After January 1, 1993. This Section applies to distributions made on or after January 1, 1993. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee's election under this Section, a distributee may elect, at the time and in the manner prescribed by the Administrative Committee, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover. For the purposes of this Section, the following terms shall have the following meanings:

                (a) Eligible Rollover Distribution. An eligible rollover distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under
          Section 401(a)(9) of the Code; and the portion of any distribution that is not includable in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities.)
                (b) Eligible Retirement Plan. An eligible retirement plan is an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in
          Section 403(b) of the Code, an annuity plan described in Section 403(a) of the Code, or a qualified trust described in Section
          401(a) of the Code, that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.
                (c) Distributee. A distributee includes an Employee or former Employee. In addition, the Employee's or former
          Employee's surviving spouse and the Employee's or former
          Employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in
          Section 414(p) of the Code, are distributees with regard to the interest of the spouse or former spouse.
                (d) Direct Rollover. A direct rollover is a payment by the Plan to the eligible retirement plan specified by the distributee.
If a distribution is one to which Sections 401(a)(11) and 417 of the Code do not apply, such distribution may commence less than 30 days after the notice required under Section 1.411(a)-11(c) of the Federal Income Tax Regulations is given, provided that (a) the Participant is notified that he or she has at least 30 days to consider the decision of whether or not to elect a distribution and, if applicable, a particular distribution option, and (b) the Participant, after receiving such notice, affirmatively elects a distribution and, if applicable, a particular distribution option.
        5.07.     Suspension of Benefits.
        (a) Suspension on Re-Employment. Retirement Benefits in pay status will be suspended for each calendar month following the Annuity Starting Date during which a Participant completes at least 40 Hours of Service with an Employer, or, if the actual number of Hours of Service is not determined, such Participant performs an Hour of Service on each of 8 or more days (or separate work shifts).

                    (b) Resumption of Payments. Payment of Benefits suspended in accordance with this Section shall resume no later than the first day of the third calendar month following the calendar month in which the Participant again fails to complete at least 40 Hours of Service with an Employer or to perform an Hour of Service on each of 8 or more days (or separate work shifts). The initial payment upon resumption shall include the payment scheduled to occur in the calendar month when payments resume and any amounts withheld during the period between the last cessation of employment and the resumption of payments, less any amounts which are subject to offset.
                    (c) Notice of Suspension. No Benefit payments may be suspended pursuant to this Section unless the Administrative Committee notifies the Participant of the suspension by personal delivery or first class mail during the first calendar month of the suspension. Such notice shall comply in form and content with the provisions of applicable law.
                    (d) Amount of Suspended Payments. The amount of a Participant's monthly Benefit which may be suspended shall not exceed the lesser of: (1) the amount which would have been payable to the Participant if he or she had been receiving monthly benefits under the Plan since actual retirement based on a single life annuity commencing at actual retirement age, or (2) the actual amount paid or scheduled to be paid to the Participant for such month.
                    (e) Procedures. The Administrative Committee shall establish procedures which are consistent with Department of Labor Regulation
Section 2530.203-3, including, but not limited to, procedures for the resumption of benefits and the offsetting of benefit overpayments, if any.

                                   ARTICLE VI
                                 DEATH BENEFITS

          6.01.     Eligibility for Death Benefits.
          (a) Death After Benefits Begin. If a Participant dies after payment of his or her Retirement Benefit begins, then no benefit will be payable by reason of the Participant's death except as provided under the form of payment of the Participant's Benefit in effect at the time of the Participant's death.

          (b) Death Before Benefits Begin. Except as otherwise provided in Section 6.01(c) (with respect to surviving Spouses' annuities), no benefit is payable by reason of the death of a Participant if the Participant dies before payment of his or her Retirement Benefit begins.

          (c) Preretirement Spouse Benefit. If a vested Participant (1) dies before payment of his or her Retirement Benefit begins, (2) is survived by a Spouse to whom the Participant was married throughout the one-year period ending on the date of the Participant's death, (3) is credited with at least one Hour of Service with an Employer after 1975, and (4) was alive on August 23, 1984, then, unless waived, the Participant's surviving Spouse will be entitled to receive the preretirement survivor annuity described in Section 6.02.

          6.02.     Preretirement Survivor Annuity.
          (a) Death After Age 55. If a Participant described in Section 6.01(c) dies after age 55, then the Participant's surviving Spouse will be entitled to receive monthly payments for the Spouse's lifetime equal to the monthly payments which would have been made if the Participant had retired on the day before his or her death and had begun to receive a Retirement Benefit in the form of a qualified joint and survivor annuity as described in Section 5.03(b).
                    (b) Death at or Before Age 55. If a Participant described in Section 6.01(c) dies at or before age 55, then the Participant's surviving Spouse will be entitled to receive monthly payments for the Spouse's lifetime equal to the monthly payments which would have been made if the Participant had (1) separated from Service on his or her date of death (or actual date of separation from Service, if earlier), (2) survived until age 55, (3) retired at that time with a qualified joint and survivor annuity as described in Section 5.03(b), and (4) died on the day thereafter.
                    6.03. Cashout of Spouse's Annuity. Notwithstanding any other provision of the Plan, if the Actuarial Equivalent of a preretirement survivor annuity payable under Section 6.02 does not exceed $3,500 (or such greater amount which may be cashed out without consent under Section 417(e) of the Code), then payment will be made in the form of a single sum in lieu of the preretirement survivor annuity which would otherwise be payable.
          No single sum payment may be made in lieu of a preretirement survivor annuity after the Annuity Starting Date, unless the surviving Spouse consents in writing to such payment.
                    6.04. Time of Payment. Unless the surviving Spouse elects a later date (no later than the Normal Retirement Date of the deceased Participant), preretirement survivor annuity payments described in Section 6.02 shall commence as of the first day of the month coincident with or next following the later of
          (a) the date of the Participant's death, and (b) the date the Participant would have reached age 55 if he or she had not died.

              6.05. Reduction of Benefits. Except as may be prohibited by applicable law, a Participant's Retirement Benefit will be reduced for each year (or portion thereof) during which the Plan's preretirement survivor annuity coverage was in effect. The applicable reduction percentage for each year (or portion thereof) after 1988 will be as follows:

               Age in Year of Coverage       Survivor Reduction Percentage
                    Below age 35                  None
                         35-44                         .1% per year
                         45-54                         .2% per year
                    55 and over                        .5% per year

    The total reduction percentage will be the sum of the annual reduction percentages determined under the above table, plus the reduction percentage (if any) which had accumulated under the Plan prior to 1989.
              6.06.     Waiver of Preretirement Survivor Annuity.
              (a) Notice of Election. The Administrative Committee will provide a Participant with a written explanation of (1) the terms and conditions of the Plan's preretirement survivor annuity, (2) the Participant's right to waive the survivor annuity and the effect of the waiver, (3) the rights of the Participant's Spouse with respect to the waiver, and (4) the right to make, and the effect of, a revocation of a previous waiver. Except as otherwise permitted by applicable law, the written explanation will be furnished within whichever of the following periods ends last: (x) the period beginning with the first day of the Plan Year in which the Participant attains age 32 and ending with the close of the Plan Year preceding the Plan Year in which the Participant attains age 35; (y) a reasonable period ending after the Participant becomes covered by the Plan; and (z) a reasonable period ending after

          Section 401(a)(11) of the Code first becomes applicable to the Participant. In the case of a Participant who separates from service with the Employer and Affiliates before age 35, the applicable period will be a reasonable period of time ending after the Participant's separation from service; and, if the Participant thereafter returns to service, the applicable period for the Participant shall be redetermined.
                    (b) Conditions of Waiver. A Participant may elect to waive the Plan's preretirement survivor annuity within the period beginning on the first day of the Plan Year in which the Participant attains age 35 or separates from service with the Employer and Affiliates, whichever is earlier, and ending on the date of the Participant's death. The waiver shall not take effect unless the Participant's Spouse consents to the waiver. The Spouse's consent must be in writing and must acknowledge the effect of the waiver, and the Spouse's signature must be witnessed by a notary public or an appropriate Plan official. Spousal consent will not be required if it is established to the satisfaction of the Administrative Committee that the Participant does not have a Spouse, that the Spouse cannot be located or that the Spouse's consent cannot be obtained because of other circumstances permitted by applicable law. An election to waive the Plan's preretirement survivor annuity may be revoked by the Participant at any time prior to the Participant's death.

                                  ARTICLE VII
                              TOP HEAVY PROVISIONS

                    7.01. Effect of Top Heavy Status. Notwithstanding anything contained herein to the contrary, if the Plan is a top heavy plan for any Plan Year, and if any Participant who is a non-key Employee does not accrue the minimum benefit or contribution described in Section 416(c)(1) or (c)(2) of the Code for that Plan Year under this Plan and any other defined benefit and defined contribution plan which is required or permitted to be aggregated with the Plan for purpose of applying Section 416 of the Code, then the Participant's Benefit accrual for the Plan Year shall be increased (regardless of whether such Participant completes 1,000 Hours of Service for such Year and regardless of his or her level of compensation) if and to the extent necessary in order to satisfy the minimum benefit requirements of Section 416(c)(1) of the Code (determined with regard to Section 416(f) of the Code) with respect to such Participant for such Plan Year. In addition, to the extent required, vesting in such Participant's minimum required Benefit shall be determined under the vesting schedule of Section 416(b)(1)(B) of the Code. The additional benefit accrual and modified vesting requirements of
          Section 416 of the Code will not affect Benefits and vesting under this Plan for a Participant if and to the extent that the minimum top heavy contribution or benefit requirement is satisfied by another qualified plan of the Company or an Affiliate.
                    7.02.     Definitions and Special Rules.
                    (a) Top Heavy Status. The Plan is a top heavy plan if, as of the determination date, the aggregate present values of the Accrued Benefits of all key

          Employees under the Plan (required to be taken into account for this purpose) plus the aggregate account values and the aggregate present values of accrued benefits for all key Employees under all other plans which are aggregated with this Plan (required to be taken into account for this purpose) exceed sixty percent of all such aggregate values for all Employees or former Employees (other than former key Employees) under the Plan and such other plans. The determination of the top heavy status of the Plan will be made in accordance with the provisions of Section 416 of the Code and the regulations promulgated thereunder which are specifically incorporated herein by reference.

                    (b) Aggregation of Plans. Each plan of the Company or an Affiliate in which a key Employee participates and each other plan which enables such plan to meet the requirements of Section 401(a)(4) or Section 410(b) of the Code will be aggregated with this Plan, and all additional plans which the Company designates will be aggregated with this Plan if and to the extent that the resulting group of plans satisfies the coverage and nondiscrimination tests of Sections 401(a)(4) and 410 of the Code.

                    (c) Determination Date. For purposes of determining whether the Plan is a top heavy plan for a Plan Year, the determination date is the last day of the preceding Plan Year.

                    (d) Key Employee. The term "key Employee" means a key employee described in Section 416(i)(1) of the Code, and the term "non-key Employee" means any Employee who is not a key Employee.

                                  ARTICLE VIII
                             ADMINISTRATION OF PLAN

                    8.01. Organization of Administrative Committee and Procedural Matters. The Plan will be administered by an Administrative Committee composed of at least three individuals appointed by the Board. Each member of the Administrative Committee will serve at the pleasure of the Board and without compensation. Action by the Administrative Committee may be taken by a vote of a majority of its members then serving or in a writing without a meeting signed by all of its members. Unless the Board appoints officers, the Administrative Committee may designate one of its members as the Chairman and shall elect a Secretary who may but need not be a member of the Administrative Committee. No member of the Administrative Committee shall participate in the determination of any of his or her rights or benefits under the Plan.

                    8.02. Powers of Administrative Committee. The Administrative Committee will administer the Plan and will have complete control in the administration thereof. In exercising any of its discretionary powers with respect to the administration of the Plan, the Administrative Committee will act in a uniform and non-discriminatory manner. The Administrative Committee will have all powers which are reasonably necessary to carry out its responsibilities under the Plan including, without limitation, the power to construe the Plan and to determine all questions which may arise thereunder. The decision of the Administrative Committee as to any disputed question arising hereunder, including questions of construction, interpretation and administration, shall be final and conclusive on all persons. All disbursements by the Trustee, except for reasonable expenses of administering the Trust assets, shall be made upon and in accordance with the instructions of the Administrative Committee. The Administrative Committee shall have no power, authority or responsibility with respect to the management, investment or control of Trust assets.

                    8.03. Operation of Administrative Committee. The Administrative Committee may adopt such rules and regulations as it deems necessary or appropriate for the conduct of its affairs. The Administrative Committee may appoint from among its members such subcommittees with such powers as it shall determine and may employ such accountants, actuaries, counsel, administrators and other agents (clerical and otherwise) and services as it deems necessary or desirable in connection with the performance of its functions hereunder and in order to carry out the provisions of the Plan. Decisions and directions of the Administrative Committee may be communicated to the Trustee, a Participant, a Beneficiary, the Company or any other person who is to receive such decision or direction by a document signed by any one or more members of the Administrative Committee (or persons other than members) so authorized, and such decision or direction of the Administrative Committee may be relied upon by its recipient as being the decision or direction of the Administrative Committee.

                    8.04. Organization of Investment Committee. The Plan assets will be administered and invested in the manner determined by an Investment Committee composed of not less than three members appointed by the Board. Each member of the Investment Committee will serve at the pleasure of the Board and without compensation. The Investment Committee (and each member thereof) is a "named fiduciary" of the Plan. Action by the Investment Committee may be taken by the vote of a majority of its members then serving at a meeting or in a writing without a meeting signed by all of its members. Unless the Board appoints officers, the Investment Committee may designate one of its members as the Chairman and shall elect a Secretary who may but need not be a member.
                    8.05. Powers of Investment Committee. The Investment Committee shall establish a funding policy and method consistent with the objectives of the Plan and requirements of ERISA, and shall communicate such policy to the Trustee and any investment manager. The Investment Committee shall have the following powers, duties and authority with respect to the investment of Plan assets:
                         (a) to select and appoint one or more investment managers to manage, acquire or dispose of any or all of the assets of the Plan, provided, however, that any such investment manager is described in Section 3(38)(B) of ERISA and has acknowledged in writing that he is a fiduciary with respect to the Plan;
                         (b) to monitor and evaluate the performance of the Trustee and/or any investment manager;
                         (c) to direct the Trustee in connection with the exercise of investment or asset management responsibilities under the Trust Agreement; and
                         (d) to approve accounts rendered from time to time by the Trustee, and to release, relieve and discharge the Trustee with respect to all matters set forth in any such account, or to object to any such account.

                    8.06. Operation of the Investment Committee. The Investment Committee may adopt such rules and regulations as it deems desirable for the conduct of its affairs, and may employ such accountants, actuaries, counsel and other specialists as it deems necessary or desirable in connection with the performance of its functions hereunder. The Investment Committee shall be entitled to rely conclusively upon, and shall be fully protected in any action taken by it in good faith in relying upon, any opinions or reports which shall be furnished to it by any such accountant, actuary, counsel or other specialist. Decisions and directions of the Investment Committee may be communicated to the Trustee, an investment manager, the Company or any other person who is to receive such decision or direction by a document signed by any one or more members of the Investment Committee (or persons other than members) so authorized, and such decision or direction of the Investment Committee may be relied upon by its recipient as being the decision or direction of the Investment Committee.
                    8.07. Resignation or Removal. Any member of the Administrative Committee or the Investment Committee may resign by giving written notice to the Board not less than 30 days before the effective date of his or her resignation. Any member of the Administrative Committee or the Investment Committee may be removed, with or without cause, at any time by the Board. The Board shall fill vacancies as soon as is reasonably practicable after a vacancy occurs and, until a new appointment is made, the remaining members shall have the full authority to act.
                    8.08. Records and Reports. The Administrative Committee and the Investment Committee shall keep records of their proceedings and acts and shall keep or cause to be kept all such books of account, records and other data as may be necessary in connection with the performance of their functions hereunder.
                    8.09. Expenses. All expenses incurred in connection with the administration of the Plan and the Trust Fund, including, without limitation, fees of accountants, actuaries, counsel, investment managers and other agents, and other costs of administering the Plan and the Trust Fund, shall be paid by the Trustee out of the Trust Fund, unless paid by the Company.

                    8.10. Indemnification. The Company shall indemnify each member of the Administrative Committee, each member of the Investment Committee, each member of the Board, and any of its (or an Affiliate's) employees to whom a fiduciary responsibility with respect to the Plan is allocated or delegated from and against all liabilities, costs and expenses, including counsel fees, amounts paid in settlement and amounts of judgments, fines or penalties, incurred or imposed upon such person in connection with any claim, action, suit or proceeding, whether civil, criminal, administrative or investigative, arising by reason of or in connection with acts or omissions in his or her capacity as a fiduciary hereunder, provided that such act or omission is not the result of willful neglect or fraud.
                    8.11 Claim for Benefits. When a benefit is due, the Participant or Beneficiary should submit his claim to the person or office designated by the Administrative Committee to receive claims. Under normal circumstances, a final decision shall be made as to a claim within 90 days after receipt of the claim. If the Administrative Committee notifies the claimant in writing during the initial 90 day period, it may extend the period up to 180 days after the initial receipt of the claim. The written notice must contain the circumstances necessitating the extension and the anticipated date for the final decision. If a claim is denied during the claims period, the Administrative Committee must notify the claimant in writing. The denial must include the specific reasons for it, the Plan provisions upon which the denial is based, and the claims review procedure. If no action is taken during the claims period, the claim is treated as if it were denied on the last day of the claims period.

                    8.12 Review of Denied Claims. If a Participant's or Beneficiary's claim is denied and the claimant wants a review, he or she must apply to the Administrative Committee in writing. That application may include any comment or argument the claimant wants to make. The claimant may either represent himself or appoint a representative, either of whom has the right to inspect all documents pertaining to the claim and its denial. The Administrative Committee may schedule any meeting with the claimant or his representative that it finds necessary or appropriate to complete its review. The request for review must be filed within 60 days after the denial. If it is not, the denial becomes final. If a timely request is made, the Administrative Committee must make its decision, under normal circumstances, within 60 days of the receipt of the request for review. However, if the Administrative Committee notifies the claimant prior to the expiration of the initial review period, it may extend the period of review up to 120 days following the initial receipt of the request for a review. All decisions of the Administrative Committee must be in writing and must include the specific reasons for their action and the Plan provisions on which their decision is based. If a decision is not given to the claimant within the review period, the claim is treated as if it were denied on the last day of the review period.
                    8.13 Standard of Judicial Review. The Administrative Committee has full and absolute discretion in the exercise of each and every aspect of its authority under the Plan, including without limitation, the authority to determine any person's right to benefits under the Plan, the correct amount and form of any benefits, the authority to decide any appeal, the authority to review and correct the actions of any prior administrative committee, and all of the rights, powers, and authorities specified in the Plan. Notwithstanding any provision of law or any explicit or implicit provision of this document or, any action taken, or ruling or decision made, by the Administrative Committee in the exercise of any of its powers and authorities under the Plan shall be final and conclusive as to all parties (other than the Company, an Employer other than the Company or the Trustee), including without limitation all Participants and Beneficiaries, regardless of whether the Administrative Committee or one or more of its members may have an actual or potential conflict of interest with respect to the subject matter of the action, ruling, or decision. No final action, ruling, or decision of the Administrative Committee shall be subject to de novo review in any judicial proceeding; and no final action, ruling, or decision of the Administrative Committee may be set aside unless it is held to have been arbitrary and capricious by a final judgment of a court having jurisdiction with respect to the issue.

                                   ARTICLE IX
                          CONTRIBUTIONS AND TRUST FUND

                    9.01. Employer Contributions. The contributions required to fund the cost of the benefits provided by the Plan will be made solely by the Employers at such times and in such amounts as the Company, acting upon advice of the Plan's independent actuarial consultants, shall determine.
                    9.02. General. The Trust corpus will consist of all payments to the Trustee as provided herein, together with the net income or loss (including capital items) produced by the investments of the Trust or the sale of any such investments, which will be added to or deducted from the Trust. The Trust assets will be held, administered and invested in the manner provided in the agreement pursuant to which the Trust is governed.
                    9.03. No Diversion. All assets of the Trust will be owned by the Trustee. Except as otherwise provided herein, no part of the Trust assets may be used for or diverted to purposes other than for the exclusive benefit of Participants and their Beneficiaries.
                    9.04. Benefits Provided Solely by Trust Fund. All benefits payable under the Plan will be paid or provided solely from the Trust assets, and no Employer assumes any liability or responsibility therefor.
                    9.05. Return of Contributions. All Employer contributions are conditioned upon their deductibility for federal income tax purposes under Section 404 of the Code and upon continuing qualification of the Plan under Section 401(a) of the

          Code. Notwithstanding anything to the contrary contained herein, amounts contributed by an Employer shall be returned to the Employer under the following conditions:
                         (a) if a contribution was made by a mistake of fact, the excess of the amount of such contribution over the amount that would have been contributed had there been no mistake of fact shall be returned to the Employer within one year after the payment of the contribution;
                         (b) if the Employer makes a contribution which is not deductible under Section 404 of the Code, such contribution (but only to the extent disallowed) shall be returned to the Employer within one year after the disallowance of the deduction; and
                         (c) if the Employer makes a contribution which is conditioned upon initial qualification of the Plan (as to that Employer) under the Code and if the Plan does not so qualify, then such contribution shall be returned to the Employer within one year after the date of denial of qualification of the Plan.
                    9.06. Appointment of Investment Manager. The Investment Committee may appoint one or more investment managers to manage any assets of the Plan. As used herein, the term "investment manager" means any person or entity who: (a) has power to manage, acquire or dispose of any assets of the Plan;
          (b) is (1) registered as an investment adviser under the Investment Advisers Act of 1940, (2) a bank, as defined in that Act, or (3) an insurance company qualified under the laws of more than one state to perform services described in (a) above; and
          (c) has acknowledged in a writing delivered to the Investment Committee and the Trustee that he is a fiduciary with respect to the Plan. The investment manager(s) will have such powers and responsibilities as may be conferred under the Trust Agreement and the investment management agreement.

                                   ARTICLE X
                           AMENDMENTS AND TERMINATION

                    10.01. Company May Amend Plan. The Company reserves the right, by action of the Board at any time or from time to time, to modify or amend this Plan in whole or in part. No amendment will:
                         (a) vest in an Employer an interest in the Trust Fund, or cause or permit the Trust Fund to be diverted to any purpose other than the exclusive benefit of Participants and Beneficiaries prior to the satisfaction of all liabilities to Participants and Beneficiaries;
                         (b) decrease accrued benefits of any Participant or Beneficiary or eliminate an optional form of payment, except to the extent permitted by applicable law;
                         (c) discriminate in favor of Participants who are highly compensated employees (within the meaning of Section 414(q) of the Code) in a manner which is prohibited by Section 401(a)(4) of the Code and regulations thereunder; or
                         (d)  increase substantially the duties or
          liabilities of the Trustee or the members of the Investment Committee without its or their written consent.
                    10.02. Withdrawal of Participating Employer. An Employer may withdraw from the Plan and the Trust by giving written notice to the Administrative Committee of its intent to withdraw. The Administrative Committee will then determine the portion of the Trust assets attributable to the Participants employed by
                                     -40-
          the withdrawing Employer and will notify the Trustee to segregate those assets and transfer them to the successor trustee or trustees when it receives a designation of the successor from the withdrawing Employer. A withdrawal will not terminate the Plan with respect to the withdrawing Employer if the Employer appoints a successor trustee or trustees and establishes another plan and trust intended to qualify under Section 401(a) of the Code.
                    10.03. Termination. The Board may terminate the Plan with respect to any or all Employers. Any Employer (by action of its board of directors) may terminate the Plan with respect to itself. If there is a partial or total termination of the Plan, all affected Participants will immediately become 100% vested in their Accrued Benefits.
                    10.04. Distributions Upon Termination. Subject to the provisions of applicable law (or the provisions of a Plan amendment adopted in connection with a Plan termination), distribution of affected Participants' Accrued Benefits as a result of the termination or partial termination of the Plan shall be made as soon as practicable. Plan assets will be allocated in accordance with Section 4044 of ERISA. To the extent permitted by law, any residual assets of the Plan shall be distributed to the Employer after all liabilities of the Plan to Participants and Beneficiaries have been satisfied.
                    10.05. Restrictions on Benefits and Distributions. Notwithstanding anything to the contrary contained herein, the following restrictions on Benefits and distributions will apply in connection with a termination of the Plan:
                         (a)  the Benefit of any highly compensated
          employee (as defined in Section 414(q) of the Code) will be limited to a Benefit which is nondiscriminatory under Section 401(a)(4) of the Code and regulations thereunder; and
                         (b) if and to the extent required by Section 401(a)(4) of the Code and regulations thereunder, annual payments to each of the 25 highly compensated current and former employees with the greatest compensation shall be limited to payments which would be made under a single life annuity which is the actuarial equivalent of such employee's accrued and other benefits under the Plan.

        10.06. Statutory Merger/Consolidation Rule. In the case of any merger or consolidation of the Plan with, or any transfer of assets or liabilities of the Plan to, any other plan, the benefit which each Participant would be entitled to receive immediately after the merger, consolidation or transfer (if the Plan then terminates) shall be equal to or greater than the benefit he or she would have been entitled to receive immediately before the merger, consolidation or transfer (as if the Plan had then terminated).

                                   ARTICLE XI
                                 MISCELLANEOUS

        11.01. No Rights Conferred. Nothing herein will be deemed to give any individual any right to be retained in the employ of the Company or an Affiliate or any other rights in the future other than as herein specifically set forth. Except as otherwise specifically required herein or by law, no Participant, Beneficiary or other person will be entitled to inspect the books, records, reports, financial statements or tax returns of the Company or an Affiliate.
        11.02. Benefits Limited to Trust Fund. No person will have any right or interest in the Trust other than as provided herein. Any final payment or distribution to a Participant or Beneficiary will be in full satisfaction of all claims against the Trust, the Trustee, the Administrative and Investment Committees, the Company, an Affiliate, the Board and any fiduciary of the Plan or Trust. The Trustee or the Administrative Committee may require a Participant or Beneficiary to execute a receipt and a general release of any and all such claims upon a final payment or distribution, or a receipt and/or release to the extent of any partial payment or distribution.
        11.03. Spendthrift Provision. Except to the extent required by law (e.g., in connection with qualified domestic relations orders within the meaning of Section 414(p) of the Code), no benefit under the Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge, and any attempt to anticipate, alienate, sell, transfer, assign, encumber or charge the same shall be void. No such benefit shall be in any way liable for or subject to the debts, contracts, liabilities, engagements or torts of any person entitled to those benefits. The Administrative Committee will establish such procedures as may be necessary or appropriate in order to comply with the provisions of ERISA and the Code in connection with qualified domestic relations orders issued with respect to a Participant's interest in the Plan.
        11.04. Payment to Minors or Incompetents. If any person to whom a benefit is payable hereunder is an infant or if the Administrative Committee determines that any person to whom such benefit is payable is incompetent by reason of a physical or mental disability, the Administrative Committee may cause the payments becoming due to such person to be made to another for his or her benefit without responsibility of the Administrative Committee or the Trustee to see to the application of such payments.
        11.05. Severability. If any provision of the Plan or the application of such provision to any person or circumstance is held invalid, the remainder of the Plan (and the application of such provision to any person or circumstance other than the person or circumstance to which it is held invalid) will not be affected thereby.
        11.06. Construction. The provisions of the Plan will be construed, regulated and administered according to the provisions of ERISA, the Code and to the extent not inconsistent therewith or preempted thereby, in accordance with the laws of the State of Missouri.

                                    PULITZER PUBLISHING COMPANY



Dated:    12/15/94                  By: /s/ Ronald H. Ridgway
        ------------                -------------------------------
                                    Senior Vice President - Finance

                                   SCHEDULE A

                          JOSEPH PULITZER PENSION PLAN
                     NON-COVERED BARGAINING UNIT EMPLOYEES

                    Individuals who are employed by an Employer and who are described below are not treated as Employees under Section 1.13 of the Plan:
                    1. A member of the International Brotherhood of Teamsters, Chauffeurs, Warehousemen and Helpers, Local No. 610.
                    2. An individual who is a participant in the Pulitzer Publishing Company Pension Plan or who would become a participant in that plan upon satisfaction of that plan's eligibility requirements, and members of any other bargaining unit not specified above which is not designated as eligible to participate by an Employer under the collective bargaining agreement or otherwise.